Capital Management Investment Trust

WELLINGTON SHIELDS ALL-CAP FUND INSTITUTIONAL SHARES – Ticker Symbol WSACX

WELLINGTON SHIELDS SMALL-CAP FUND INSTITUTIONAL SHARES – Ticker Symbol WSSSX Supplement to the Prospectus dated March 29, 2019 Supplement dated September 18, 2019

Special Meeting of Shareholders – Wellington Shields All-Cap Fund and Wellington Shields Small-Cap Fund

     At a quarterly meeting of the Board of Trustees (the “Board”) of the Capital Management Investment Trust (the “Trust”) held on July 31, 2019, the Trustees approved new investment advisory agreements for the Wellington Shields All-Cap Fund (the “All-Cap Fund”) and the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”) with Capital Management Associates, Inc. (“CMA”). The Board authorized management to submit the proposals to shareholders to approve the new investment advisory agreements.

     The new investment advisory agreements (“New Agreement”) have the same advisory fee as, and do not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). Shareholders are being asked to approve the New Agreement because the Prior Agreement will terminate as a result of an anticipated change of control of CMA, the funds’ adviser.

     The Board also approved a proposal to reorganize the Small-Cap Fund into the All-Cap Fund (the “Reorganization”) and has authorized management to submit the proposal to shareholders of the Small-Cap Fund for approval. The Reorganization, if approved by shareholders of the Small-Cap Fund, is expected to close on or about November 22, 2019.

     The Board also approved a proposal to allow recoupment of amounts previously waived and/or reimbursed to the Small-Cap Fund prior to the Reorganization by CMA to the All-Cap Fund after the Reorganization. The Board authorized management to submit the proposal to shareholders of the Small-Cap Fund and the All-Cap Fund to approve the recoupment.

     The Board of Trustees also approved a proposal for the election of three Trustees to the Trust’s Board of Trustees. One of the nominees currently serves as the sole Trustee of the Trust; one of the nominees previously served as Trustee for the Trust; and, one additional first-time nominee for trustee is being presented at the meeting. The Board authorized management to submit the proposal to shareholders of the Small-Cap Fund and the All-Cap Fund for approval.

     A special meeting of shareholders to consider the proposals described above is expected to occur in November 2019.

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